SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 12, 1999
                                                         ----------------

                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



         Delaware                    1-8323                 06-1059331
       -----------                  --------               ------------
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)         Identification No.)



                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------
         A. On January 12, 1999, CIGNA Corporation announced that it had entered into a definitive agreement dated as of January 11, 1999, to sell its domestic and international property and casualty businesses to ACE Limited for $3.45 billion in cash. The sale has been approved by both companies' boards of directors and is expected to be completed by the end of the second quarter of calendar 1999, subject to certain U.S. and international regulatory approvals and other customary closing conditions. A copy of the press release announcing this sale is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.

         B. On January 12, 1999, CIGNA Corporation issued a news release regarding fourth quarter earnings, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE 'SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Oral statements made by individuals authorized to speak on behalf of CIGNA Corporation ("CIGNA") that do not deal with historical results are forward-looking and are based on estimates, assumptions and projections. CIGNA cautions that actual results could differ materially from those expected by CIGNA, depending on the outcome of certain factors including: 1) adverse catastrophe experience in CIGNA's property and casualty businesses; 2) adverse property and casualty loss development for events that CIGNA insured in prior years; 3) an increase in medical costs in CIGNA's health care operations, including increases in utilization and costs of medical services; 4) heightened competition, particularly price competition, reducing product margins and constraining growth in CIGNA's businesses; 5) significant changes in interest rates; and 6) the effect on CIGNA's international operations and investments from further significant deterioration in Asian and Latin American economies.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------
         (c) The exhibits accompanying this report are listed in the Index to Exhibits below.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIGNA CORPORATION


Date:  January 12, 1999                       By: /s/ James A. Sears
                                                  -------------------
                                                  James A. Sears,
                                                  Vice President and
                                                  Chief Accounting Officer

                                Index to Exhibits

Number                              Description               Method of Filing

99.1                                CIGNA Corporation         Filed herewith
                                    news release dated
                                    January 12, 1999

99.2                                CIGNA Corporation         Filed herewith
                                    news release dated
                                    January 12, 1999